Return to Form 8-K
Exhibit 99.1

WELLCARE COMPLETES ACQUISITION OF MERIDIAN
TAMPA, Fla. (Sep. 4, 2018) — WellCare Health Plans, Inc. (NYSE: WCG) (“WellCare”) announced today that, effective September 1, 2018, it completed its acquisition of Meridian Health Plan of Michigan, Inc., Meridian Health Plan of Illinois, Inc., and MeridianRx, a pharmacy benefit manager (PBM) (collectively, “Meridian”) following the receipt of all required regulatory approvals. With the closing of the acquisition, Meridian is now a wholly-owned subsidiary of WellCare.

“We are excited to complete our acquisition of Meridian,” said Ken Burdick, WellCare’s CEO. “This transaction grows and diversifies our Medicaid membership by nearly 40 percent, increases our Medicare Advantage presence in new markets, adds a proprietary PBM platform, and enhances WellCare’s integrated dual-eligible and Marketplace capabilities, positioning us for further growth within government-sponsored programs.”

“WellCare and Meridian have a shared commitment to quality - with Meridian maintaining high quality and accredited Medicaid plans in both Michigan and Illinois. We look forward to leveraging best practices across the entire company in order to improve quality for all of our members,” continued Burdick. “We also want to welcome Meridian associates, members, agents, and providers to WellCare.”

The transaction is expected to produce $0.40 to $0.50 of accretion to WellCare’s adjusted earnings per share in 2019, $0.70 to $0.80 of accretion in 2020, and $1.00+ of accretion in 2021, inclusive of $30 million to $40 million in synergies that will ramp up over the next few years and exclusive of one-time transaction-related expenses of $75 million to $85 million and cumulative integration-related expenses of $50 million to $60 million.

Meridian was one of the largest privately-held, for-profit managed care organizations in the U.S. and served approximately 1.1 million Medicaid, Medicare Advantage (MA), integrated dual-eligible and Health Insurance Marketplace members as of June 30, 2018 in Michigan, Illinois, Indiana and Ohio. Meridian dedicated more than 20 years to providing compassionate and quality care to its members as demonstrated by achieving high quality ratings from the widely respected National Committee for Quality Assurance (NCQA) for its Medicaid health plans in Michigan and Illinois.

About WellCare Health Plans, Inc.

Headquartered in Tampa, Fla., WellCare Health Plans, Inc. (NYSE: WCG) focuses exclusively on providing government-sponsored managed care services, primarily through Medicaid, Medicare

Advantage and Medicare Prescription Drug Plans, to families, children, seniors and individuals with complex medical needs. The Company served approximately 4.4 million members nationwide as of June 30, 2018. For more information about WellCare, please visit the Company’s website at www.wellcare.com.

Basis of Presentation

In addition to results determined under GAAP, WellCare provides certain non-GAAP financial measures that management believes are useful in assessing the company’s performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

Earnings per share have been adjusted for the effect of certain expenses, and as appropriate, the related tax effect, related to previously disclosed government investigations and related litigation and resolution costs (“investigation costs”); amortization expense associated with acquisitions (“acquisition-related amortization expenses”); and certain one-time transaction and integration costs related to the acquisition of Universal American and Meridian (“transaction and integration costs”).

Although the excluded items may recur, WellCare believes that by providing non-GAAP measures exclusive of these items, it facilitates period-over-period comparisons and provides additional clarity about events and trends affecting its core operating performance, as well as providing comparability to competitor results. The investigation costs are related to a discrete incident which management does not expect to reoccur. WellCare has adjusted for acquisition-related amortization expenses as these transactions do not directly relate to the servicing of products for our customers and are not directly related to the core performance of its business operations. The transaction and integrations costs are related to a specific 2017 and 2018 events, which do not reflect the underlying ongoing performance of the business.

The company is not able to project at the time of this news release the amount of expenses associated with investigation costs, the timing of transaction and integration costs and, therefore, cannot reconcile projected non-GAAP measures affected by these items to projected GAAP measures.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "will," and similar expressions are forward-looking statements. For example, statements regarding the company's financial outlook and financial impact of the transaction contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to achieve expected synergies within the expected time frames or at all, the ability to achieve accretion to WellCare’s earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of WellCare and/or Meridian and the ability to retain Meridian employees, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, and WellCare's ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission, included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2017, and in the company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

CONTACTS:
Investors	Media
Beau Garverick 813-206-2329 beau.garverick@wellcare.com	Chris Curran 813-206-5428 chris.curran@wellcare.com

Matt Humphries 813-206-6096 matt.humphries@wellcare.com

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